SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                  FORM 8-K (a)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): June 27, 2002


                                LADISH CO., INC.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                      0-23539                31-1145953
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
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           (Address of principal executive offices including zip code)
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                                 (414) 747-2611
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                         (Registrant's telephone number)
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 27, 2002, Ladish Co., Inc. dismissed its certifying accountant Arthur Andersen LLP and indicated its intention to change to Deloitte & Touche LLP. During the years ended December 31, 2000 and 2001, during the subsequent interim period and through the date of dismissal, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. For the fiscal years ended December 31, 2000 and 2001, during the subsequent interim period and through the date of dismissal, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K). The Arthur Andersen LLP report on the Company's financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

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     The Company provided Arthur Andersen LLP with a copy of the initial version foregoing disclosures. The Company previously attached as Exhibit 16 is a copy of Arthur Andersen LLP's letter dated June 27, 2002 stating that it has found no basis for disagreement with such statements.

     Simultaneously with the dismissal of its former certifying accountant, Ladish engaged Deloitte & Touche LLP to act as its certifying accountant, subject to their completion of formal client acceptance procedures. During the two most recent fiscal years and subsequent interim period, Ladish has not consulted with Deloitte & Touche LLP regarding (i) application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Ladish's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         The Audit Committee of Ladish's Board of Directors approved the dismissal of Arthur Andersen LLP and the appointment of Deloitte & Touche LLP as Ladish's certifying accountants.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          (i) The Company attempted to obtain an updated letter from Arthur Andersen LLP stating their agreement with the disclosures in this amended Form 8-K. The Milwaukee, Wisconsin office of Arthur Andersen LLP is effectively closed and no audit partners were available to update the Arthur Andersen LLP Letter of June 27, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LADISH CO., INC.

                                      By: /s/  Wayne E. Larsen
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                                          Wayne E. Larsen
                                          Vice President Law/Finance & Secretary

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